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              FIRST AMENDMENT TO THE CONFIDENTIAL LICENSE AGREEMENT
                            FOR THE GAME BOY ADVANCE


THIS FIRST AMENDMENT ("First Amendment") amends that certain Confidential License Agreement for Game Boy Advance dated May 10, 2001 between Nintendo of America, Inc. ("Nintendo") and Majesco Sales, Inc. ("Licensee") ("Original").

RECITALS

The Original Agreement expires on May 10, 2004, and the parties desire to extend the Term of the Original Agreement for an additional three (3) years.

The definitions in the Original Agreement are incorporated by reference into this First Amendment and shall be deemed to have the same meanings as those ascribed to them in the Original Agreement unless otherwise set forth herein.

NOW, THEREFORE, the parties agree as follows:

     1. The definition of "Term" as set forth in Section 2.20 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

          "'Term' means six (6) years from the Effective Date."

     2. All other terms and conditions of the Original Agreement shall remain in full force and effect. This First Amendment may be signed in counterparts and by facsimile, which together shall constitute one original First Amendment. This First Amendment shall be effective as of May 10, 2004.

IN WITNESS WHEREOF, the parties have entered into this First Amendment.


NINTENDO:                                LICENSEE:

Nintendo of America, Inc.                Majesco Sales, Inc.

By:                                      By:
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Name:                                    Name:
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Its:                                     Its:
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Date:                                    Date:
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